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                                  EXHIBIT 10.23

          AMENDMENT NUMBER 1 TO LEASE AGREEMENT DATED OCTOBER 15, 1999
               BETWEEN THE COMPANY AND BIRTCHER CORNERSTONE, L.P.,
                         A DELAWARE LIMITED PARTNERSHIP


                            AMENDMENT NO. 1 TO LEASE
                                 BY AND BETWEEN
                    BIRTCHER CORNERSTONE, L.P., AS LANDLORD,
                                       AND
                             ENCAD, INC., AS TENANT


         THIS AMENDMENT NO. 1 TO LEASE is entered into and made as of the 19th day of April 2000 by and between BIRTCHER CORNERSTONE, L.P., a Delaware corporation ("Landlord") and ENCAD, INC., a Delaware corporation ("Tenant").

                                 R E C I T A L S

WITNESSETH:

         A. WHEREAS, on or about October 15, 1999, Landlord and Tenant entered into that certain Lease (collectively "The Lease") for space located at 6059 and 5959 Cornerstone Court West, San Diego, California (the "Premises");

         B. WHEREAS, Landlord and Tenant desire to amend and modify the Lease in the manner described herein below;

NOW, THEREFORE, in consideration of the Premises recited herein above, the terms, provisions, conditions, covenants and agreements of this Amendment set forth herein below, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each of the parties hereto, Landlord and Tenant do hereby agree to modify and amend the Lease as follows:

                                A G R E E M E N T

1. The defined terms in this Amendment are indicated by initial capital letters. Defined terms shall have the same meaning in this Amendment as they do in the Lease.

2.    Section 1.3 of the Lease, entitled Term, is hereby amended as follows:

      The commencement date shall be January 27, 2000 and the termination date shall be January 26, 2007.

3. Except as set forth in paragraph 2 above, all terms, provisions, conditions, covenants and agreements of the Lease shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first above written.

"TENANT"

ENCAD, INC.
a Delaware Corporation

By:      /s/   Thomas L. Green
         ---------------------------

Its:     V.P.
         ---------------------------


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Date:    4/25/00
         ---------------------------

By:      /s/  Todd W. Schmidt
         ---------------------------

Its:     V.P. and C.F.O.
         --------------------------

Date:    5/4/00
         ---------------------------

LANDLORD:
BIRTCHER CORNERSTONE, L.P.
a Delaware limited partnership

By:      Birtcher Cornerstone GP L.L.C.,
         A Delaware limited liability company,
         General Partner

         By:      Birtcher ENCAD L.L.C.,
                  a Delaware limited liability company,
                  Its sole Member

         By:      /s/   Robert M. Anderson
                  --------------------------------
                  Robert M. Anderson
                  Member